                            [FIRST MERIT LETTERHEAD]

                                     First National Bank of Ohio
                                     106 South Main Street, Akron, OH 44308-1444
                                     216 384-8000

September 7, 1995


Mr. Toomas J. Kukk
Chairman, President and CEO
Chempower, Inc.
807 E. Turkey Foot Road
Akron, Ohio 44319

Dear Mr. Kukk:

I am pleased to inform you that First National Bank of Ohio ("Bank") has approved the renewal of a $10,000,000 Line of Credit in favor of Chempower, Inc., subject to the following terms and conditions:

BORROWER:               Chempower, Inc.

CREDIT FACILITY:        $10,000,000 Line of Credit

PURPOSE: Short term working capital and other general corporate purposes.

COLLATERAL:             Unsecured

RATE: Prime, floating or 30 day LIBOR plus 1%, adjusted each 30 days

PAYMENTS:               Interest payable monthly; principal payable on the
                        earlier of demand or the 5-31-96 expiration date of the Line of Credit; the balance must be paid to zero for at least 30 consecutive days during the term of this commitment.

EXPIRATION DATE:        May 31, 1996

FURTHER CONDITIONS:     1. No material adverse change in Borrower's condition,
                           financial or otherwise.
                        2. Loan documents satisfactory to Borrower and Bank, to
                           include a loan agreement containing certain representations, warranties, and covenants.

Mr. Toomas Kukk
August 31, 1995
Page 2


Mr. Kukk, I hope these terms meet with your approval. Should you have questions, please feel free to contact me at 384-7807. If not, please sign below and return the original of this letter to me at your earliest convenience.

Sincerely,

Nick Browning
- -----------------------------
Nicholas V. Browning
Vice President


ACCEPTED: CHEMPOWER, INC.

     BY: Toomas J. Kukk                   DATE: September 12, 1995
         -----------------------------         -----------------------------
         TOOMAS J. KUKK, CHAIRMAN